Condensed Consolidated Balance Sheets June 30, (Unaudited) 2007 2006 (In thousands) ASSETS Cash and due from banks $ 164,153 $208,351 Federal funds sold. 11,849 31,564 Interest bearing deposits.... 10,640 4,585 Investment securities... 971,929 1,000,808 Loans..... 3,494,146 3,256,500 Less: allowance for loan losses..... 50,308 45,721 Net loans. 3,443,838 3,210,779Premises & equipment, net.. 120,811 120,278 Accrued interest receivable.. 34,646 29,809 Goodwill... 37,380 37,380 Mortgage servicing rights... 21,724 23,453 Company owned life insurance........ 65,811 63,579 Other assets... 52,045 50,087 Total Assets..... $4,934,826 $4,780,673 LIABILITIES AND STOCKHOLDERS’ EQUITYDeposits... $3,919,388 $3,539,581 Federal funds purchased... 2,735 87,810Securities sold under repurchase agreements 488,483 610,220Other liabilities 45,790 39,235 Other borrowed funds... 4,696 43,197Long — term debt... 5,873 53,928Subordinated debenture 41,238 41,238 Total Liabilities. 4,508,203 4,415,209Common stockholders’ equity.... 426,623 365,464Total Liabilities and Stockholders’ Equity $4,934,826 $4,780,673 Selected Ratios Three Months Ended Six Months Ended June 30, June 30, (Unaudited) 2007 2006 2007 2006PERFORMANCEReturn on avg common equity... 16.45% 18.07% 16.76% 17.74% Return on avg common equity excl market adj of securities 16.24% 17.66% 16.60% 17.32% Return on avg assets... . 1.40% 1.41% 1.43% 1.38% Net interest margin, FTE 4.45% 4.50% 4.45% 4.42% 60.40% 59.06% Efficiency ratio 59.49% 58.93% CREDIT QUALITY (Period End)Annualized provision for loan losses to average loans.. 0.22% 0.27% Annualized net charge offs to average loans ... 0.05% 0.07% Allowance for loan losses to loans .. 1.44% 1.40% Allowance for loan losses to non-accruing loans ....... 469.09% 294.76% CAPITAL ADEQUACY & LIQUIDITYLeverage capital ratio .. 8.88% 8.17% Avg loans to avg deposits .. 89.00% 89.68%P.O. Box 30918 ? Billings, Montana 59116 ? (406) 255-5390 www.firstinterstatebank.comFirst Interstate BancSystem, Inc.Condensed Consolidated Statements of Income Three Months Ended Six Months Ended June 30, June 30, (Unaudited) 2007 2006 2007 2006 (In thousands, except per share data )Total interest income ... $80,834 $71,558 $ 159,470 $138,527Total interest expense... 31,656 25,594 62,148 46,948Net interest income 49,178 45,964 97,322 91,579Provision for loan losses 1,875 2,578 3,750 4,331 Net interest income after provision for loan losses... 47,303 43,386 93,572 87,248Noninterest income...... 22,306 20,643 44,003 39,936 Noninterest expense.... 42,586 39,301 85,356 77,668,Income before taxes.... 27,023 24,728 52,219 49,516 Income taxes... 9,398 8,591 18,098 17,245Net income... $17,625 $16,137 $ 34,121 $ 32,271DATA PER COMMON SHARE: Diluted EPS... $2.11 $ 1.95 $ 4.08 $ 3.90Dividends..... 0.65 0.58 1.26 1.08Book value.... 52.31 45.07 Tangible book value.... 47.72 40.4689.00 74.50 Appraised value ...* Based on the latest independent appraised minority share valuation as of March 31, 2007, effective for transactions on or after May 10, 2007. ** Based on the independent appraised minority share valuation as of March 31, 2006, effective for transactions on or after May 19, 2006. Second Quarter 2007 * **

To our shareholders, First Interstate BancSystem is pleased to announce record second quarter 2007 income of $17,625,000, or $2.11 per diluted share, as compared to $16,137,000, or $1.95 per diluted share, for second quarter 2006. Return on average common equity was 16.76% in second quarter 2007 compared to 17.74% in second quarter 2006, return on average assets was 1.43% versus 1.38%, and efficiency ratio increased to 59.49% versus 58.93%. Quarterly Results Second quarter 2007 net interest income of $49,178,000 was $3,214,000 higher than in second quarter 2006, primarily due to organic loan growth. The net interest margin ratio of 4.45% increased 3 basis points from second quarter 2006. Average loans grew $228,666,000, or 7%, during second quarter 2007 as compared to the same period last year and average deposits grew $405,609,000, or 12%, with the most significant growth occurring in higher costing time deposits. Average repurchase (or Repo) agreements decreased $103,745,000, or 16%, during second quarter 2007, as compared to the same period last year primarily due to the migration of Repo customers to our new money market sweep deposit product introduced during first quarter 2007. This migration increased our available liquidity because fewer investment securities are required to be pledged as collateral. The second quarter 2007 provision for loan losses of $1,875,000 was $703,000, or 27%, lower than the second quarter 2006 provision. Noninterest income of $22,306,000 was $1,663,000, or 8%, higher than second quarter 2006. Major components of the increase include income from the origination and sale of residential real estate loans, higher volumes of debit and credit card transactions and revenues from core data and ATM technology services, which increased noninterest income by $738,000, $490,000 and $366,000, respectively. Noninterest expense of $42,586,000 was $3,285,000, or 8%, higher than second quarter 2006. Salary and benefits expense increased $2,603,000, or 12%, primarily due to the combined effects of inflationary wage increases, higher staffing levels, higher incentive and profit sharing accruals and increases in group medical insurance costs. In addition, occupancy expense increased $529,000, or 17%, as compared to second quarter 2006, primarily due to higher depreciation and maintenance expenses. We also reversed $677,000 of impairment on mortgage servicing rights during second quarter 2007, as compared to a $217,000 impairment reversal during second quarter 2006. On July 10, 2007, we paid dividends of $0.65 per common share. Year-to-Date Results Year-to-date net income of $34,121,000, or $4.08 per diluted share, increased $1,850,000, or 6%, from $32,271,000, or $3.90 per diluted share, during the same period in 2006. Re-turn on average equity was 16.45% for the first two quarters of
2007, as compared to 18.07% for the same period in 2006, return on average assets was 1.40% versus 1.41%, and the efficiency ratio was 60.40% versus 59.06%. Although our year-to-date net interest income of $97,322,000 in-creased $5,743,000, or 6%, from the same period in 2006, our net interest margin ratio declined 5 basis points to 4.45% primarily due to deposit growth and competitive pressure to increase interest rates paid on deposit accounts. Our year-to-date performance was positively impacted by a $1,100,000 gain on the sale of mortgage servicing rights during first quarter 2007 and decreases of $581,000 in provisions for loan losses as compared to the first two quarters of 2006. To our team of employees, officers, directors and advisory directors, thank you for your contributions to the continued success of First Interstate BancSystem. Lyle R. Knight            Terrill R. Moore President            Executive Vice President Chief Executive Officer            Chief Financial Officer (Unaudited) 2002007 2006 % Change (In thousands, except per share data) OPERATING RESULTS Net income $17,625 $16,137 9.2% Diluted earnings per share 2.11 1.95 8.1% Dividends per share 0.65 0.58 12.1% PERIOD END BALANCES Assets 4,934,826 4,780,673 3.2% Loans 3,494,146 3,256,500 7.3% Investment securities 971,929 1,000,808 -2.9% Deposits 3,919,388 3,539,581 10.7% Common stockholders’ equity 426,623 365,464 16.7% Common shares outstanding 8,156 8,109 0.6% QUARTERLY AVERAGES Assets 4,949,635 4,700,962 5.3% Loans 3,418,976 3,190,310 7.2% Investment securities 941,462 1,029,513 -8.6% Deposits 3,892,169 3,486,560 11.6% Common stockholders’ equity 421,860 364,804 15.6% Common shares outstanding 8,109 8,156 -0.6% Financial Highlights Three Months ended June 30, First Interstate            BancSystem, Inc.
Second Quarter 2007